UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06475

              -----------------------------------------------------

                       Strategic Global Income Fund, Inc.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114

--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.
---------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

              STRATEGIC GLOBAL INCOME FUND, INC.
              ANNUAL REPORT
              NOVEMBER 30, 2005

STRATEGIC GLOBAL INCOME FUND, INC.

January 10, 2006

DEAR SHAREHOLDER,

We are pleased to present you with the annual report for Strategic Global Income Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2005.

PERFORMANCE

For the twelve-month period, the Fund returned 1.85% on a net asset value basis, compared with the median return of 1.89% generated by the Lipper Global Income Funds closed-end fund peer group and the -6.33% return of the Citigroup World Government Bond Index (the "Index"). On a market price basis, the Fund declined 17.37% over the twelve-month period, versus the market price decline of 10.37% for the Lipper median. This discrepancy between market price and NAV performance is in large part the result of the Fund's shares moving from trading at a premium to NAV to trading at a discount to NAV. (For more on the Fund's performance, please refer to "Performance at a Glance" on page 5.)

Over the period, the Fund did not use leverage. Leverage magnifies net asset value returns on both the upside and on the downside, creating a wider range of returns within the Fund's peer group.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENT GOALS:

Primarily, high level of current income; secondarily, capital appreciation.

PORTFOLIO MANAGEMENT:

Portfolio management team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

February 3, 1992

NYSE SYMBOL:

SGL

--------------------------------------------------------------------------------

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q: WHY IS THE FUND CURRENTLY TRADING AT A DISCOUNT?

A: As discussed above, the Fund's shares moved from trading at a premium to NAV to trading at a discount to NAV over the reporting period. Many factors can affect whether investors are willing to pay more or less for a fund than the net asset value of the shares. During the reporting period, interest rates rose, while the Fund's managed distribution rate was lowered. Although the Fund continued to trade at a premium for several weeks after the distribution rate was lowered, both of those factors may have had an effect on the Fund's market price over the period.

   As evidence of the range of factors that can affect a fund's price, especially during volatile market periods, please note that over the six months ended November 30, 2005, the Fund's peer group (as represented by the Lipper Closed-End Global Income Funds) moved from trading at an average of around a 2.5% discount to NAV to a wider discount of around 7.4% below NAV.

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                                                                               1

STRATEGIC GLOBAL INCOME FUND, INC.

   Ultimately, the Fund's management team is unable to predict whether the Fund will trade at a discount or a premium, as there are many external factors that influence market trading.

Q: HOW WOULD YOU DESCRIBE THE GLOBAL ECONOMIC ENVIRONMENT DURING THE FISCAL
   YEAR?

A: Global economic expansion continued during the fiscal year although, among G-10 countries, much of this expansion was concentrated in the US, as Japan and the Eurozone (the group of countries using the euro as their common currency) continued to lag. (The G-10, or Group of 10, is an organization of financial representatives from major industrialized nations who meet throughout the year to discuss economic and monetary issues.)

   The US economy faced a number of challenges during the reporting period, including record high energy prices, natural disasters, rising interest rates, a mixed job market and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient, posting four consecutive quarters of 3%-4% gross domestic product (GDP) growth. Similarly, the US dollar did well against both the euro and the yen over the reporting period.

   Overseas, the economic landscape looked different. There were few signs of any meaningful economic recovery in the core European Monetary Union (EMU) countries. Outside the EMU zone, countries such as Sweden even saw interest rate cuts within the reporting period, while data from the United Kingdom clearly pointed to a slowdown in the domestic economy. Toward the end of the year, structural reform became an important theme for some countries, as elections in Germany and Japan focused investors on future prospects. Emerging markets were the exception to this growth trend outside of the US, with many countries within the asset class continuing to outperform the growth rates of their industrialized counterparts.

Q: HOW DID THE WORLD'S BOND MARKETS PERFORM OVER THE TWELVE-MONTH REPORTING
   PERIOD?

A: Developed bond markets, as measured by the Index, returned -6.33% on an unhedged basis, and 4.87% on a currency hedged basis measured in US dollars. Emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index-Global (EMBI-G), returned 11.45% during the same period. The EMBI-G consists of US dollar-denominated securities.

Q: HOW DID YOU POSITION THE PORTFOLIO FROM A DURATION STANDPOINT?

A: As the reporting period began, the Fund's modified duration was 4.0%.
   (Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in the yield of the portfolio's holdings.) Since we believed that interest rates could move decisively higher as the year began, we shortened the portfolio's modified duration at the beginning of 2005, positioning the portfolio to take advantage of a rising rate environment. However, interest

--------------------------------------------------------------------------------
2

STRATEGIC GLOBAL INCOME FUND, INC.

   rate increases remained subdued, so we managed through this interest rate environment by re-extending the portfolio's modified duration starting in the second quarter. Throughout the period, the Fund's modified duration remained relatively high, ending the period at 4.5%.

Q: WHAT OTHER STRATEGIC TRANSACTIONS OCCURRED OVER THE REPORTING PERIOD?

A: We eliminated the Fund's position in British bonds. We also established positions in the short end of the yield curve in Turkey and Russia, increased an existing position in Poland, and established new positions in Slovakian koruna- and Ukrainian hryvnia-denominated bonds. In general, the attractiveness of investments in Eastern Europe has been driven by our view that, as convergence to Western Europe progresses, higher growth and overall improved fundamentals should result in strong returns on those investments. In Turkey, for example, our investment thesis at the start of the year reflected this view. Our view on Turkish bonds evolved, however, as the country moved along its path toward EU accession, and as our research indicated that the benefits of this potential historic event were already accounted for in the securities' prices. This led to a reduction in exposure to Turkish bonds.

Q: WHAT WAS YOUR CURRENCY STRATEGY DURING THE PERIOD?

A: We continued to seek opportunities in local markets where fundamentals were favorable and interest rates relatively high. The Fund's allocations to various currencies fluctuated, but at the end of November 2005, 39% of the Fund's holdings were in US dollars, 14% in euros and 11% in Japanese yen. The remainder included allocations among various currencies, including the Argentine peso, Brazilian real, Malaysian ringgit, Thai baht, and Swedish krona. As we mentioned earlier, the US dollar remained surprisingly strong despite a number of headwinds, gaining over 10% against both the euro and the yen. Elsewhere, a number of emerging markets currencies found strength on the back of high commodity prices, and, in the early part of the fiscal year, relatively high interest rates, which encouraged appreciation through carry trade, a strategy through which investors take advantage of "cheap" financing at the short end of the US fixed income market to fund long positions in higher-yielding assets in their home or other foreign markets. This carry trade became less attractive in the early part of 2005 as US Treasury yields rose. Among the Asian-block currencies, China's expected currency revaluation in July was small enough that it didn't cause much of a ripple effect throughout other regional currencies, as was anticipated.

Q: WHICH HOLDINGS OR STRATEGIES GENERATED STRONG RESULTS OVER THE PERIOD?

A: The biggest story for the Fund over the course of the fiscal year was our over-weight position to Argentina. ("Overweight" or "underweight" refers to how much of a particular sector or country the Fund holds versus its representative benchmark index.) In the second quarter, the partial restructuring of debt by Argentina, which defaulted during the country's recent financial crisis, closed a

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                                                                               3

STRATEGIC GLOBAL INCOME FUND, INC.

   difficult period for the country. This restructuring improved the prospects for servicing currently outstanding debt, which in turn helped investor sentiment. As a result, a large share of the Fund's performance for the year came from its positions in Argentina. We also maintained an overweight position to Malaysia, which resulted from investment in a very attractive bond from the province of Johor.

Q: WERE THERE ANY PARTICULAR STRATEGIES THAT DIDN'T WORK WELL FOR THE FUND?

A: We held an underweight position to Brazil during the fiscal year because we believed that portion of Fund assets would be better deployed against Argentine bonds. While our Argentine position paid off handsomely, being underweight to Brazil was still a drag on Fund performance, as Brazilian debt also performed well during the period. Also, credit events in the first half of 2005 led to a spread widening in lower-rated securities within the portfolio. As we previously discussed, the US dollar recovered some of the ground it lost against the euro in 2004, and this correction in the dollar's fortunes had a negative impact on the euro-denominated securities held in the portfolio.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
President
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (US) Inc.

/s/ Uwe Schillhorn

Uwe Schillhorn, CFA
Portfolio Management Team Member
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2005. The views and opinions in the letter were current as of January 10, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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4

STRATEGIC GLOBAL INCOME FUND, INC.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 11/30/05

NET ASSET VALUE RETURNS*                                6 MONTHS       1 YEAR        5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------
Strategic Global Income Fund, Inc.                       -0.25%          1.85%        10.80%         8.82%
===========================================================================================================
Lipper Global Income Funds Median**                       1.44%          1.89%        12.45%         7.89%
===========================================================================================================

MARKET PRICE RETURNS*
-----------------------------------------------------------------------------------------------------------
Strategic Global Income Fund, Inc.                      -16.43%        -17.37%        11.98%        10.37%
===========================================================================================================
Lipper Global Income Funds Median**                      -2.86%        -10.37%        13.84%        10.29%
===========================================================================================================

  * Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends/distributions were reinvested at the net asset value on the payable dates. Market price returns assume that dividends/distributions were reinvested under the Dividend Reinvestment Plan.

    NAV and market price returns for periods of less than one year have not been annualized. Returns do not reflect taxes paid on dividends/ distributions or brokerage commissions and taxes paid on the sale of shares.

 ** Lipper peer group data calculated by Lipper Inc.; used with permission.
    The Lipper median is the return of the fund that places in the middle of the Lipper Global Income Funds peer group.

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                                                                               5

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS*                              11/30/05                 5/31/05                 11/30/04
--------------------------------------------------------------------------------------------------------
Net Asset Value                                 $11.47                  $11.96                   $13.12
--------------------------------------------------------------------------------------------------------
Market Price                                    $10.56                  $13.15                   $14.60
--------------------------------------------------------------------------------------------------------
12-Month Dividends/Distributions               $1.9059                 $2.0656                  $1.2859
--------------------------------------------------------------------------------------------------------
Monthly Dividend/Distribution
  at Period-End                                $0.0767                 $0.1005                  $0.1089
--------------------------------------------------------------------------------------------------------
Net Assets (mm)                                 $209.4                  $218.4                   $239.5
--------------------------------------------------------------------------------------------------------
Weighted Average Maturity                    8.39 yrs.               7.66 yrs.                6.63 yrs.
--------------------------------------------------------------------------------------------------------
Modified Duration+                                 4.5%                    4.5%                     4.0%
--------------------------------------------------------------------------------------------------------

CURRENCY EXPOSURE**                           11/30/05                 5/31/05                 11/30/04
--------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated                           39.3%                   65.8%                    53.2%
--------------------------------------------------------------------------------------------------------
Non-U.S. Dollar Denominated                       60.7                    34.2                     46.8
--------------------------------------------------------------------------------------------------------
TOTAL                                            100.0%                  100.0%                   100.0%
========================================================================================================

CREDIT QUALITY**                              11/30/05                 5/31/05                 11/30/04
--------------------------------------------------------------------------------------------------------
AAA                                               30.2%                   31.9%                    35.3%
--------------------------------------------------------------------------------------------------------
AA                                                 1.1                     2.8                      5.5
--------------------------------------------------------------------------------------------------------
A                                                 10.6                    13.4                     11.5
--------------------------------------------------------------------------------------------------------
BBB                                               16.5                    11.8                     13.7
--------------------------------------------------------------------------------------------------------
BB                                                11.5                    10.5                     11.4
--------------------------------------------------------------------------------------------------------
B                                                  7.4                     9.5                      9.2
--------------------------------------------------------------------------------------------------------
CCC                                                5.1                     3.9                      4.0
--------------------------------------------------------------------------------------------------------
Non-Rated                                          9.3                     8.7                      3.4
--------------------------------------------------------------------------------------------------------
Cash Equivalents                                   8.4                     6.0                      3.5
--------------------------------------------------------------------------------------------------------
Other assets, less liabilities                    (0.1)                    1.5                      2.5
--------------------------------------------------------------------------------------------------------
TOTAL                                            100.0%                  100.0%                   100.0%
========================================================================================================

  *  Prices and other characteristics will vary over time.

 ** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), to individual portfolio holdings. S&P is an independent ratings agency.

  + Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in the yield of the portfolio's holdings.

--------------------------------------------------------------------------------
6

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO STATISTICS (UNAUDITED)

TOP 10 COUNTRIES*                      11/30/05                    5/31/05                    11/30/04
-------------------------------------------------------------------------------------------------------
United States**                            24.5%  United States**     28.7%  United States**      26.8%
-------------------------------------------------------------------------------------------------------
Argentina                                  10.8   Germany             10.7   Germany               9.6
-------------------------------------------------------------------------------------------------------
Germany                                    10.0   Argentina            9.4   Brazil                6.9
-------------------------------------------------------------------------------------------------------
Brazil                                      7.1   Brazil               6.9   Russia**              6.1
-------------------------------------------------------------------------------------------------------
Russia                                      6.5   Russia**             6.5   Argentina             5.2
-------------------------------------------------------------------------------------------------------
Malaysia                                    5.8   France               3.8   Italy                 5.1
-------------------------------------------------------------------------------------------------------
France                                      4.7   Mexico               3.8   France                4.6
-------------------------------------------------------------------------------------------------------
Qatar                                       3.3   Malaysia             2.9   Mexico                4.3
-------------------------------------------------------------------------------------------------------
Poland                                      2.2   Austria              2.6   Canada                3.0
-------------------------------------------------------------------------------------------------------
Ecuador                                     1.8   Italy                2.4   United Kingdom        2.8
-------------------------------------------------------------------------------------------------------
TOTAL                                      76.7%                      77.7%                       74.4%
=======================================================================================================

 * Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

** Excludes cash, cash equivalents and other assets in excess of liabilities.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
BONDS -- 91.33%

U.S. BONDS -- 24.53%

U.S. CORPORATE BONDS -- 8.90%
Bank One Corp.
   7.875%, due 08/01/10 .................................................       $     2,000,000     $  2,219,368
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 .................................................             1,000,000        1,000,000
C.S. First Boston USA, Inc.
   6.500%, due 01/15/12 .................................................             2,000,000        2,136,648
General Electric Capital Corp.
   6.000%, due 06/15/12 .................................................             2,000,000        2,095,088
General Motors Acceptance Corp.
   6.125%, due 09/15/06 .................................................             1,000,000          964,703
   6.875%, due 09/15/11 .................................................             1,000,000          903,526
Hertz Corp.
   7.625%, due 08/15/07 .................................................             1,000,000        1,035,156
HSBC Finance Corp.
   6.750%, due 05/15/11 .................................................             2,000,000        2,148,766
Kraft Foods, Inc.
   5.250%, due 06/01/07 .................................................             1,000,000        1,005,245
Miller Brewing Co., 144A
   5.500%, due 08/15/13 .................................................             1,000,000        1,012,603
Time Warner Cos., Inc.
   7.480%, due 01/15/08 .................................................             1,000,000        1,046,355
Viacom, Inc.
   6.625%, due 05/15/11 .................................................             2,000,000        2,073,184
Washington Mutual, Inc.
   5.625%, due 01/15/07 .................................................             1,000,000        1,006,992
                                                                                                    ------------
                                                                                                      18,647,634
                                                                                                    ------------
ASSET-BACKED SECURITIES -- 5.95%
Conseco Finance Securitizations Corp., 00-1, Class A4
   7.620%, due 05/01/31 .................................................               337,734          339,586
Conseco Finance Securitizations Corp., 00-2, Class A4
   8.480%, due 12/01/30 .................................................             1,103,738        1,118,999
Conseco Finance Securitizations Corp., 00-5, Class A4
   7.470%, due 02/01/32 .................................................               805,747          812,145
Conseco Finance Securitizations Corp., 00-5, Class A5
   7.700%, due 02/01/32 .................................................             5,000,000        4,981,499
Green Tree Financial Corp., 99-1, Class A5
   6.110%, due 09/01/23 .................................................             3,000,000        3,015,982
New York City Tax Lien, 04-AA, Class C, 144A
   3.960%, due 12/11/17 .................................................             1,237,085        1,178,855

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8

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (CONCLUDED)
Providian Gateway Master Trust, 04-AA, Class D, 144A +
   5.970%, due 03/15/11 .................................................       $     1,000,000     $  1,016,200
                                                                                                    ------------
                                                                                                      12,463,266
                                                                                                    ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.32%
Bear Stearns Commercial Mortgage Securities, 00-WF2, Class A2
   7.320%, due 10/15/32 .................................................             1,000,000        1,083,474
Bear Stearns Commercial Mortgage Securities, 05-LXR1
   6.070%, due 09/15/18 .................................................             1,000,000        1,000,000
Commercial Mortgage Pass-Through Certificates, 01-FL5A, Class E, 144A +
   5.620%, due 11/15/13 .................................................               598,658          598,446
Commercial Mortgage Pass-Through Certificates, 01-FL5A, Class F, 144A +
   4.754%, due 11/15/13 .................................................             1,000,000          991,108
DLJ Commercial Mortgage Corp., 99-CG1, Class A1A
   6.080%, due 03/10/32 .................................................               579,727          586,067
Four Times Square Trust, 00-4TS, Class A1, 144A
   7.690%, due 04/15/15 .................................................               816,886          865,969
Merrill Lynch Mortgage Investors, Inc., 96-C2, Class A3
   6.960%, due 11/21/28 .................................................               370,089          372,844
Morgan Stanley Dean Witter Capital I, 00-LIF2, Class A2
   7.200%, due 10/15/33 .................................................             1,000,000        1,079,063
Nomura Asset Securities Corp., 98-D6, Class A1A
   6.280%, due 03/15/30 .................................................               374,173          377,113
                                                                                                    ------------
                                                                                                       6,954,084
                                                                                                    ------------
MORTGAGE-BACKED SECURITIES -- 2.84%
Countrywide Alternative Loan Trust, 05-J2, Class 2A1
   7.500%, due 04/25/35 .................................................               516,183          520,937
Federal Home Loan Mortgage Corp.
   4.606%, due 12/01/34 + ...............................................             3,302,071        3,264,837
   5.500%, due 10/15/22,IO (a) ..........................................             1,546,408          125,800
Federal National Mortgage Association +
   4.945%, due 02/01/35 .................................................             2,042,254        2,031,169
                                                                                                    ------------
                                                                                                       5,942,743
                                                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS -- 3.52%
U.S. Treasury Bonds
   6.250%, due 05/15/30 .................................................             1,750,000        2,119,756
   8.000%, due 11/15/21 .................................................               465,000          629,730
   8.750%, due 05/15/17 .................................................             2,145,000        2,913,429

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                                                                               9

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- (CONCLUDED)
U.S. Treasury Notes
   4.750%, due 05/15/14 .................................................       $     1,675,000     $  1,700,582
                                                                                                    ------------
                                                                                                       7,363,497
                                                                                                    ------------
Total U.S. Bonds ........................................................                             51,371,224
                                                                                                    ------------
INTERNATIONAL BONDS -- 66.80%

INTERNATIONAL CORPORATE BONDS -- 10.83%

ARGENTINA -- 2.14%
Banco de Galicia y Buenos Aires
   4.000%, due 01/01/14 ++ ..............................................       $     2,370,000        1,996,725
   7.190%, due 01/01/10 + ...............................................             2,000,000        1,940,000
   11.000%, due 01/01/19 ++ .............................................               538,445          550,560
                                                                                                    ------------
                                                                                                       4,487,285
                                                                                                    ------------
GERMANY -- 1.22%
Landwirtschaftliche Rentenbank
   5.750%, due 01/21/15 .................................................     AUD     3,500,000        2,555,109
                                                                                                    ------------
MALAYSIA -- 5.82%
Johor Corp.
   0.000%, due 07/31/09 @ ...............................................     MYR     6,600,000        1,939,121
   1.000%, due 07/31/12 (b) .............................................            35,840,000       10,245,421
                                                                                                    ------------
                                                                                                      12,184,542
                                                                                                    ------------
MEXICO -- 0.58%
PEMEX Project Funding Master Trust
   8.625%, due 02/01/22 .................................................       $     1,000,000        1,220,000
                                                                                                    ------------
PHILIPPINES -- 1.07%
National Power Corp.
   9.875%, due 03/16/10 .................................................       $     2,030,000        2,233,000
                                                                                                    ------------
Total International Corporate Bonds .....................................                             22,679,936
                                                                                                    ------------
FOREIGN GOVERNMENT BONDS -- 54.39%

ARGENTINA -- 8.42%
Republic of Argentina
   3.000%, due 04/30/13 + ...............................................       $       710,000          577,230
   4.005%, due 08/03/12 +(c) ............................................            12,610,000        9,898,850
   5.830%, due 12/31/33 @ ...............................................     ARS    18,410,000        7,152,979
                                                                                                    ------------
                                                                                                      17,629,059
                                                                                                    ------------
AUSTRIA -- 1.64%
Republic of Austria
   3.800%, due 10/20/13 .................................................     EUR     1,885,000        2,296,344
   5.875%, due 07/15/06 .................................................               950,000        1,141,563
                                                                                                    ------------
                                                                                                       3,437,907
                                                                                                    ------------

--------------------------------------------------------------------------------
10

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
BRAZIL -- 7.09%
Brazil Real Credit-Linked Notes
   13.507%, due 01/05/10 @ ..............................................       $     4,708,301     $  2,699,552
   15.430%, due 01/03/07 @ ..............................................             2,089,419        1,762,763
   15.833%, due 07/03/06 @ ..............................................     BRL     6,235,000        2,578,888
   18.870%, due 01/05/10 ................................................             4,250,000        1,039,394
Federal Republic of Brazil
   6.000%, due 09/15/13 .................................................       $       666,667          654,167
   12.500%, due 01/05/16 ................................................     BRL     4,750,000        2,015,543
Federal Republic of Brazil, PAR +(b)
   6.000%, due 04/15/24 .................................................       $     4,320,000        4,093,200
                                                                                                    ------------
                                                                                                      14,843,507
                                                                                                    ------------
ECUADOR -- 1.81%
Republic of Ecuador ++
   9.000%, due 08/15/30 .................................................       $     4,140,000        3,798,450
                                                                                                    ------------
EL SALVADOR -- 1.48%
Republic of El Salvador
   7.750%, due 01/24/23 .................................................       $     1,600,000        1,744,000
   8.250%, due 04/10/32 .................................................             1,230,000        1,343,775
                                                                                                    ------------
                                                                                                       3,087,775
                                                                                                    ------------
FINLAND -- 1.71%
Government of Finland
   5.000%, due 07/04/07 .................................................     EUR     2,350,000        2,867,335
   5.750%, due 02/23/11 .................................................               530,000          703,007
                                                                                                    ------------
                                                                                                       3,570,342
                                                                                                    ------------
FRANCE -- 4.73%
Government of France
   4.000%, due 04/25/13 .................................................     EUR       900,000        1,109,068
   4.250%, due 04/25/19 .................................................               385,000          484,944
   5.000%, due 10/25/16 .................................................             1,015,000        1,357,255
   5.500%, due 04/25/07 (b) .............................................             2,490,000        3,044,369
   7.250%, due 04/25/06 .................................................             1,680,000        2,015,553
French Treasury Notes
   3.500%, due 07/12/09 .................................................             1,569,000        1,882,303
                                                                                                    ------------
                                                                                                       9,893,492
                                                                                                    ------------
GERMANY -- 8.80%
Bundesobligation
   3.250%, due 04/17/09 .................................................     EUR     3,075,000        3,659,192
   3.500%, due 10/10/08 .................................................             3,150,000        3,774,196

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
GERMANY -- (CONCLUDED)
Deutsche Bundesrepublik
   3.750%, due 01/04/15 .................................................     EUR       660,000     $    798,667
   4.750%, due 07/04/34 .................................................               500,000          687,119
   6.000%, due 01/04/07 (b) .............................................             6,715,000        8,192,251
   6.250%, due 01/04/24 .................................................               510,000          800,715
   6.500%, due 07/04/27 .................................................               315,000          520,157
                                                                                                    ------------
                                                                                                      18,432,297
                                                                                                    ------------
INDONESIA -- 1.24%
Republic of Indonesia
   7.500%, due 01/15/16, 144A ...........................................       $       850,000          875,500
   8.500%, due 10/12/35, 144A ...........................................               830,000          888,100
Indonesia Government Credit-Linked Notes, 144A
   11.000%, due 10/15/14 ................................................     IDR 3,650,000,000          308,991
   13.150%, due 01/15/12 ................................................         5,454,000,000          530,426
                                                                                                    ------------
                                                                                                       2,603,017
                                                                                                    ------------
ITALY -- 0.81%
Buoni Poliennali Del Tesoro
   4.750%, due 03/15/06 .................................................     EUR     1,435,000        1,702,048
                                                                                                    ------------
MEXICO -- 0.68%
United Mexican States
   8.300%, due 08/15/31 .................................................       $     1,118,000        1,419,860
                                                                                                    ------------
NETHERLANDS -- 1.06%
Government of Netherlands
   4.000%, due 01/15/37 .................................................     EUR     1,060,000        1,297,185
   5.750%, due 02/15/07 .................................................               755,000          921,978
                                                                                                    ------------
                                                                                                       2,219,163
                                                                                                    ------------
POLAND -- 2.21%
Republic of Poland
   5.750%, due 06/24/08 .................................................     PLN    15,060,000        4,625,524
                                                                                                    ------------
QATAR -- 3.29%
State of Qatar
   9.750%, due 06/15/30 .................................................       $     4,610,000        6,891,950
                                                                                                    ------------
RUSSIA -- 6.46%
Russian Federation
   5.000%, due 03/31/30 ++ ..............................................       $     2,980,000        3,333,875
   5.000%, due 03/31/30, 144A ++ ........................................             4,536,462        5,075,167
   12.750%, due 06/24/28 ................................................             1,490,000        2,711,800
Russian Gazprom Credit-Linked Notes, 144A
   8.110%, due 01/18/07 .................................................     RUB    24,400,000          862,707

--------------------------------------------------------------------------------
12

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      FACE
                                                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
RUSSIA -- (CONCLUDED)
Russian Ruble Credit-Linked Notes, 144A
   7.580%, due 10/09/07 .................................................     RUB    43,800,000     $  1,547,870
                                                                                                    ------------
                                                                                                      13,531,419
                                                                                                    ------------
SLOVAKIA -- 0.51%
Republic of Slovakia
   4.800%, due 04/14/09 .................................................     SKK    33,000,000        1,070,390
                                                                                                    ------------
TURKEY -- 1.65%
Republic of Turkey
   8.000%, due 02/14/34 .................................................       $       330,000          349,800
Turkish Credit-Linked Notes
   13.264%, due 05/09/07 @ ..............................................     TRY     4,390,000        2,680,259
   15.000%, due 02/10/10 ................................................               500,000          425,728
                                                                                                    ------------
                                                                                                       3,455,787
                                                                                                    ------------
UKRAINE -- 0.22%
ING Bank NV Credit-Linked Notes
   11.890%, due 12/30/09 ................................................     UAH     2,070,000          459,726
                                                                                                    ------------
VENEZUELA -- 0.58%
Republic of Venezuela
   7.650%, due 04/21/25 .................................................       $       650,000          637,975
   9.375%, due 01/13/34 .................................................               500,000          575,000
                                                                                                    ------------
                                                                                                       1,212,975
                                                                                                    ------------
Total Foreign Government Bonds ..........................................                            113,884,688
                                                                                                    ------------
SOVEREIGN/SUPRANATIONAL BONDS -- 1.58%
Eurofima
   6.000%, due 01/28/14 .................................................     AUD     3,720,000        2,781,504
European Investment Bank
   6.000%, due 08/14/13 .................................................               700,000          525,186
                                                                                                    ------------
                                                                                                       3,306,690
                                                                                                    ------------
Total International Bonds ...............................................                            139,871,314
                                                                                                    ------------
Total Bonds (Cost $189,145,634) .........................................                            191,242,538
                                                                                                    ------------

                                                                                      NUMBER OF
                                                                                       RIGHTS
                                                                                      ---------
RIGHTS -- 0.03%
MEXICO -- 0.03%
United Mexican States Value Recovery Rights,
   Series D, Expiration Date 06/30/06 (d) ...............................             1,615,000           31,977
United Mexican States Value Recovery Rights,
   Series E, Expiration Date 06/30/07 (d) ...............................             1,615,000           40,375
                                                                                                    ------------
Total Rights (Cost $0)...................................................                                 72,352
                                                                                                    ------------

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

                                                                                      NUMBER OF
                                                                                       WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.27%

ARGENTINA -- 0.27%
Republic of Argentina, expires 12/15/35 (Cost $206,277) .................            41,189,080     $    555,436
                                                                                                    ------------

                                                                                      FACE
                                                                                     AMOUNT
                                                                                    --------
SHORT-TERM INVESTMENTS -- 8.43%

UNITED STATES -- 0.14%

U.S. GOVERNMENT OBLIGATIONS -- 0.14%
U.S. Treasury Bills **
   3.337%, due 01/05/06 (e) .............................................       $       300,000          298,931
                                                                                                    ------------

                                                                                       SHARES
                                                                                      --------
OTHER -- 8.29% *
UBS Supplementary Trust -- U.S. Cash Management Prime Fund, 4.132% ** ...            17,356,740       17,356,740
                                                                                                    ------------
Total Short-Term Investments (Cost $17,655,771) .........................                             17,655,671
                                                                                                    ------------
Total Investments (Cost $207,007,682) -- 100.06% ........................                            209,525,997
Liabilities, in excess of cash and other assets -- (0.06%) ..............                               (122,437)
                                                                                                    ------------
Net Assets -- 100.00% ...................................................                           $209,403,560
                                                                                                    ============

--------------------------------------------------------------------------------
14

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
+ Variable rate security- the rate disclosed is that in effect as of November 30, 2005.
++ Step Bonds- Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2005. Maturity date disclosed is the ultimate maturity date.
@      Reflects annualized yield at November 30, 2005 on zero coupon bonds.
* Security is issued by a fund that is advised by a related entity of UBS Global Asset Management (US) Inc., Strategic Global Income Fund, Inc.'s advisor.
**     Interest rate reflects yield at November 30, 2005.
(a) Security is illiquid. This security amounted to $125,800 or 0.06% of net assets.
(b) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.
(c)    Bond interest in default.
(d) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
(e)    This security was pledged to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the value of these securities amounted to $16,751,942 or 8.00% of net assets.
IO Interest Only- This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principle paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.
ARS    Argentina Peso
AUD    Australian Dollar
BRL    Brazilian Real
EUR    Euro
IDR    Indonesian Rupiah
MYR    Malaysian Ringgit
PAR    Par Bond
PLN    Polish Zloty
RUB    Russian Ruble
SKK    Slovakia Koruna
TRY    New Turkish Lira
UAH    Ukraine Hryvnia

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

FORWARD FOREIGN CURRENCY CONTRACTS

Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of November 30, 2005:

                                                                                                  UNREALIZED
                                 CONTRACTS TO                 IN                MATURITY         APPRECIATION/
                                   DELIVER               EXCHANGE FOR             DATES         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Canadian Dollar                    9,865,000          USD      8,330,518          05/26/06        $(165,046)
-------------------------------------------------------------------------------------------------------------
British Pound                      4,765,000          USD      8,201,137          05/26/06          (41,334)
-------------------------------------------------------------------------------------------------------------
Euro                               9,970,000          USD     11,777,960          05/26/06          (90,938)
-------------------------------------------------------------------------------------------------------------
New Zealand Dollar                18,150,000          USD     12,251,250          05/26/06         (319,944)
-------------------------------------------------------------------------------------------------------------
New Turkish Lira                   4,136,447          USD      2,474,248          04/27/07         (269,820)
-------------------------------------------------------------------------------------------------------------
United States Dollar              16,866,445          CHF     21,810,000          05/26/06           (8,555)
-------------------------------------------------------------------------------------------------------------
United States Dollar              23,293,114          JPY  2,702,700,000          05/26/06         (229,432)
-------------------------------------------------------------------------------------------------------------
United States Dollar              18,883,199          SEK    153,020,000          05/26/06          316,733
-------------------------------------------------------------------------------------------------------------
United States Dollar               8,328,395          SGD     14,055,000          05/26/06           40,479
-------------------------------------------------------------------------------------------------------------
United States Dollar               8,480,737          THB    350,000,000          05/26/06          (41,859)
-------------------------------------------------------------------------------------------------------------
United States Dollar               2,693,876          TRY      4,136,447          04/27/07           50,192
-------------------------------------------------------------------------------------------------------------
   Total net unrealized depreciation on forward foreign currency contracts                        $(759,524)
=============================================================================================================

CURRENCY TYPE ABBREVIATIONS:
CHF   Swiss Franc
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thailand Baht
TRY   New Turkish Lira
USD   United States Dollar

FUTURES CONTRACTS

Strategic Global Income Fund, Inc. had the following open futures contracts as of November 30, 2005:

                                                 EXPIRATION                        CURRENT        UNREALIZED
                                                   DATE           PROCEEDS          VALUE        DEPRECIATION
--------------------------------------------------------------------------------------------------------------
INDEX FUTURES SALES CONTRACTS:
30 Year U.S. Treasury Bond, 144 contracts        March 2006      $16,115,049     $16,132,500       $(17,451)
==============================================================================================================

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at November 30, 2005 was $298,931.

--------------------------------------------------------------------------------
16

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2005

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF NOVEMBER 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

Bonds
   U.S. Bonds
      U.S. Corporate Bonds
         Beverages ..................................................      0.48%
         Commercial Banks ...........................................      1.06
         Consumer Finance ...........................................      2.37
         Diversified Financial Services .............................      2.05
         Food Products ..............................................      0.48
         Media ......................................................      1.49
         Road & Rail ................................................      0.49
         Thrifts & Mortgage Finance .................................      0.48
                                                                         ------
           Total U.S. Corporate Bonds ...............................      8.90
      Asset-Backed Securities .......................................      5.95
      Commercial Mortgage-Backed Securities .........................      3.32
      Mortgage-Backed Securities ....................................      2.84
      U.S. Government Obligations ...................................      3.52
                                                                         ------
           Total U.S. Bonds .........................................     24.53
   International Bonds
      International Corporate Bonds
         Commercial Banks ...........................................      3.36
         Electric Utilities .........................................      1.07
         Oil & Gas ..................................................      0.58
         Real Estate ................................................      5.82
                                                                         ------
           Total International Corporate Bonds ......................     10.83
      Foreign Government Bonds ......................................     54.39
      Sovereign/SupraNational Bonds .................................      1.58
                                                                         ------
           Total International Bonds ................................     66.80
Total Bonds .........................................................     91.33
      Rights ........................................................      0.03
      Warrants ......................................................      0.27
      Short-Term Investments ........................................      8.43
                                                                         ------
Total Investments ...................................................    100.06
Liabilities, in excess of cash and other assets .....................     (0.06)
                                                                         ------
Net Assets ..........................................................    100.00%
                                                                         ------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES -- NOVEMBER 30, 2005

--------------------------------------------------------------------------------

ASSETS:

Investments in securities of unaffiliated issuers, at value
   (cost - $189,650,942)                                                                 $192,169,257
-----------------------------------------------------------------------------------------------------
Investments in securities of a related entity, at value
   (cost - $17,356,740)                                                                    17,356,740
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (cost - $6,036)                                                      6,043
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                               373,546
-----------------------------------------------------------------------------------------------------
Interest receivable                                                                         3,152,186
-----------------------------------------------------------------------------------------------------
Due from broker                                                                             1,596,180
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency contracts                                 407,404
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on swap agreements                                                     48,486
-----------------------------------------------------------------------------------------------------
Variation margin receivable                                                                    41,326
-----------------------------------------------------------------------------------------------------
Other assets                                                                                    4,096
-----------------------------------------------------------------------------------------------------
Total assets                                                                              215,155,264
-----------------------------------------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                                                           4,252,711
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency contracts                               1,166,928
-----------------------------------------------------------------------------------------------------
Payable for investment advisor and administrator                                              168,317
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on swap agreements                                                     27,103
-----------------------------------------------------------------------------------------------------
Director's fees payable                                                                         3,232
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                        133,413
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                           5,751,704
-----------------------------------------------------------------------------------------------------
NET ASSETS:

Capital Stock - $0.001 par value; 100,000,000 shares authorized;
   18,258,828 shares issued and outstanding                                               207,368,810
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                             (753,819)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions                                   (168,539)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                       2,957,108
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $209,403,560
-----------------------------------------------------------------------------------------------------
Net asset value per share                                                                      $11.47
=====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
18

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                                                         For the
                                                                                       Year Ended
                                                                                    November 30, 2005
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income net of foreign withholding taxes of $4,803                                $12,096,580
-----------------------------------------------------------------------------------------------------
Affiliated interest                                                                           359,822
-----------------------------------------------------------------------------------------------------
   Total Income                                                                            12,456,402
-----------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory and administration fees                                                 2,206,533
-----------------------------------------------------------------------------------------------------
Custody and accounting fees                                                                   176,524
-----------------------------------------------------------------------------------------------------
Professional fees                                                                             105,307
-----------------------------------------------------------------------------------------------------
Reports and notices to shareholders                                                            89,299
-----------------------------------------------------------------------------------------------------
Transfer agency fees                                                                           25,054
-----------------------------------------------------------------------------------------------------
Listing fees                                                                                   23,685
-----------------------------------------------------------------------------------------------------
Directors' fees                                                                                16,318
-----------------------------------------------------------------------------------------------------
Other expenses                                                                                 45,012
-----------------------------------------------------------------------------------------------------
   Total expenses                                                                           2,687,732
-----------------------------------------------------------------------------------------------------
Net investment income                                                                       9,768,670
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
INVESTMENT ACTIVITIES:

Net realized gain (loss) from:
-----------------------------------------------------------------------------------------------------
   Investment transactions                                                                 10,392,415
-----------------------------------------------------------------------------------------------------
   Futures                                                                                     41,920
-----------------------------------------------------------------------------------------------------
   Foreign currency transactions                                                           (5,480,410)
-----------------------------------------------------------------------------------------------------
   Swap agreements                                                                              4,402
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of:
-----------------------------------------------------------------------------------------------------
   Investments                                                                            (11,621,929)
-----------------------------------------------------------------------------------------------------
   Futures                                                                                    (17,451)
-----------------------------------------------------------------------------------------------------
   Swap agreements                                                                             21,383
-----------------------------------------------------------------------------------------------------
   Other assets, liabilities and forward foreign currency transactions                      1,556,031
-----------------------------------------------------------------------------------------------------
Net realized and unrealized losses from investment activities                              (5,103,639)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $4,665,031
=====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the Years Ended November 30,
                                                                             ------------------------------------
                                                                                   2005                 2004
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                                            $9,768,670          $  9,936,485
-----------------------------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                   10,392,415            11,990,912
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from futures and foreign
   currency transactions                                                         (5,438,490)           19,450,049
-----------------------------------------------------------------------------------------------------------------
Net realized gain from swap agreements                                                4,402                     -
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of:
-----------------------------------------------------------------------------------------------------------------
   Investments                                                                  (11,621,929)          (14,265,005)
-----------------------------------------------------------------------------------------------------------------
   Futures                                                                          (17,451)                    -
-----------------------------------------------------------------------------------------------------------------
   Swap agreements                                                                   21,383                     -
-----------------------------------------------------------------------------------------------------------------
   Other assets, liabilities and forward foreign currency transactions            1,556,031              (197,265)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              4,665,031            26,915,176
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                                           (21,270,333)          (23,479,026)
-----------------------------------------------------------------------------------------------------------------
Net realized gains                                                              (11,450,111)                    -
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                                (2,079,056)                    -
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                               (34,799,500)          (23,479,026)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (30,134,469)            3,436,150
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of year                                                               239,538,029           236,101,879
-----------------------------------------------------------------------------------------------------------------
End of year                                                                    $209,403,560          $239,538,029
-----------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income                  ($753,819)         $  5,623,316
=================================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
20

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

Prior to November 1, 2005, foreign currency exchange rates were generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates could have occurred between the time at which they were determined and the close of the NYSE, which would not have been reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time periods, the securities would have been valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--Prior to November 1, 2005, the books and records of the Fund were maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the U.S. equivalent value of non-U.S. dollar denominated obligations, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities - at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses

--------------------------------------------------------------------------------
22

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such forward contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such forward contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SWAP AGREEMENTS--Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

At November 30, 2005, the Fund had outstanding total return swap contracts with the following terms:

                                                               PAYMENTS         UNREALIZED
           NOTIONAL         TERMINATION     PAYMENTS MADE      RECEIVED        APPRECIATION/
            AMOUNT             DATES         BY THE FUND      BY THE FUND     (DEPRECIATION)
--------------------------------------------------------------------------------------------
RUB        24,400,000         10/09/07       $917,001^           7.58%#          $(15,979)
--------------------------------------------------------------------------------------------
IDR     8,800,000,000         10/15/14       $750,092^^         11.00%##          $48,486
============================================================================================

^     Payment made on 09/27/05 to fully fund the swap.
^^    Payment made on 10/07/05 to fully fund the swap.
#     Rate is equal to the total return on the OAO Gazprom 7.58% bond, due
      10/09/07.
## Rate is equal to the total return on the Republic of Indonesia 11.00% bond, due 10/15/14.

CURRENCY TYPE ABBREVIATIONS:

IDR   Indonesian Rupiah
RUB   Russian Ruble

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. The Fund makes payments to the counterparty semi-annually, and the Fund would receive payments only upon the occurrence of a credit event. Credit default swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made during each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

At November 30, 2005, the Fund had outstanding credit default swap contracts with the following terms:

                                                           PAYMENTS
         NOTIONAL      TERMINATION     PAYMENTS MADE       RECEIVED         UNREALIZED
          AMOUNT          DATE          BY THE FUND      BY THE FUND       DEPRECIATION
---------------------------------------------------------------------------------------
USD     2,500,000        10/20/07          1.50%            0.00%*          $(11,124)
=======================================================================================

* Payment by the counterparty will be made upon the occurrence of a negative credit event with respect to the Republic of Argentina bond, coupon 8.28%, due 12/31/33.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital

--------------------------------------------------------------------------------
24

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. The Fund invests in shares of the UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from Supplementary Trust are reflected as interest income on the Statement of Operations.

Amounts relating to those investments for the year ended November 30, 2005, are summarized as follows:

                                                   SALES         INTEREST                        % OF
FUND                            PURCHASES         PROCEEDS        INCOME         VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------
UBS Supplementary Trust --
  U.S. Cash Management
  Prime Fund                   $157,485,815     $146,089,540     $359,822     $17,356,740        8.29%
========================================================================================================

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM may execute Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended November 30, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $1,052,680. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2005. For the years ended November 30, 2005 and November 30, 2004, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through November 30, 2001, the Fund repurchased 3,148,300 shares of common stock at an average market price per share of $10.74 and a weighted average discount from net asset value of 12.54%. At November 30, 2005, paid-in-capital has been reduced by the cost of $34,013,476 of capital stock repurchased since commencement of the repurchase program.

PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $233,414,759 and $268,551,949, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

--------------------------------------------------------------------------------
26

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004, respectively were as follows:

DISTRIBUTIONS PAID FROM:                                                  2005           2004
-------------------------------------------------------------------------------------------------
Ordinary income                                                        $22,834,397    $23,479,026
-------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                     9,886,047              -
-------------------------------------------------------------------------------------------------
Return of capital                                                        2,079,056              -
=================================================================================================
                                                                       $34,799,500    $23,479,026
=================================================================================================

At November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation                                                            $1,348,953
-------------------------------------------------------------------------------------------------
Total accumulated earnings                                                             $1,348,953
=================================================================================================

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at November 30, 2005 were as follows:

Tax cost of investments                                                              $208,177,044
=================================================================================================

Gross appreciation (investments having an excess of value over cost)                    6,335,654
-------------------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)                   (4,986,701)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                             $1,348,953
=================================================================================================

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2005, accumulated undistributed net investment income was increased by $7,203,584, accumulated net realized gain from investment activities was decreased by $5,124,528 and capital stock was decreased by $2,079,056.

These differences were primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, adjustments for certain debt obligations and the reclassification of the tax character of distributions, including return of capital.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding thoughout each year is presented below:

                                                                                    FOR THE YEARS ENDED NOVEMBER 30,
                                                                    ------------------------------------------------------------
                                                                      2005         2004         2003         2002+        2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $  13.12      $  12.93     $  12.15     $  11.99     $  11.92
--------------------------------------------------------------------------------------------------------------------------------
Net investment income#                                                 0.54          0.54         0.53         0.52         0.72
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investments
  and foreign currency transactions                                   (0.28)         0.94         1.53         0.83         0.55
--------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                0.26          1.48         2.06         1.35         1.27
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income and net realized gains
  from foreign currency transactions                                  (1.17)        (1.29)       (0.78)       (0.57)       (0.55)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains from
  investment transactions                                             (0.63)            -        (0.33)       (0.22)           -
--------------------------------------------------------------------------------------------------------------------------------
Distributions from paid-in-capital                                    (0.11)            -        (0.17)       (0.40)       (0.66)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                     (1.91)        (1.29)       (1.28)       (1.19)       (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value resulting from repurchase
  of common stock                                                         -             -            -            -         0.01
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $  11.47      $  13.12     $  12.93     $  12.15     $  11.99
--------------------------------------------------------------------------------------------------------------------------------
MARKET PRICE PER SHARE, END OF YEAR                                $  10.56      $  14.60     $  14.44     $  12.84     $  11.40
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           (17.37)%       10.89%       23.18%       24.39%       25.34%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                    $209,404      $239,538     $236,102     $221,928     $218,962
--------------------------------------------------------------------------------------------------------------------------------
Expenses to average net assets                                         1.22%         1.16%        1.19%        1.18%        1.19%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income to average net assets                            4.43%         4.21%        4.15%        4.37%        5.94%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      113%          189%          49%          51%          29%
================================================================================================================================

--------------------------------------------------------------------------------
28

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

#  Calculated using the average monthly shares outstanding for the period.

1 Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or sale of Fund shares.
+ As required, effective as of December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains from investment and foreign currency activities per share by $0.06, and decrease the ratio of net investment income to average net assets from 4.82% to 4.37%. Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc., at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
January 9, 2006

--------------------------------------------------------------------------------
30

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $50.2 billion in assets under management as of September 30, 2005.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal and Barron's, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005 without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

--------------------------------------------------------------------------------
32

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in May 1998, which was revised effective January 2000 and again May 2005. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distributions pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. From May 31, 1998, through January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Fund's Board may change or terminate the managed distribution policy at any time, after taking into account relevant factors, including the expected tax treatment of distributions; any such change or termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. From time to time, the Fund may project that a portion of a monthly distribution may consist of a return of capital based on information available at that time. Such an estimate is subject to change based on the Fund's investment experience during the remainder of its fiscal year. The actual sources of the Fund's distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of the sources will be reported to each shareholder in January of a year on Form 1099-DIV.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF ADVISORY AND ADMINISTRATION AGREEMENT

BACKGROUND--At a meeting of the board of Strategic Global Income Fund, Inc.
(the "Fund") on July 20, 2005, the members of the board, including the directors who are not "interested persons" of the Fund ("Independent Directors") as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory and Administration Agreement for the Fund. In preparing for the meeting, the board members had requested and received information from UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Agreement. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements. In its consideration of the approval of the Advisory and Administration Agreement, the board, including the Independent Directors, considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION AGREEMENT--The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative

--------------------------------------------------------------------------------
34

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The board reviewed how transactions in Fund assets are effected. In conducting its review, the board had available UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Agreement.

FUND PERFORMANCE--The board received and considered performance information of the Fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and ten-year periods and since inception, ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance.

The comparative Lipper information showed that the Fund's performance as compared against the Performance Universe was in the third quintile for the one-year period, the fourth quintile for the three- and five-year period and the first quintile for the ten-year period and since inception. The board in its review noted that a number of other funds in the Performance Universe utilized leverage, allowing for amplified returns during a prolonged bull market, but with an increased level of risk. Management explained that the Fund, which has a lower risk profile, may underperform its peers during a strong market, and outperform its peers on corrections in the market; this was shown by the Fund's outperformance for the ten-year period and since inception. The board noted that the Fund has outperformed

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

its peer group for the ten-year period and since inception. Based on its review, the board concluded that the Fund's investment performance was satisfactory.

MANAGEMENT FEES AND EXPENSE RATIO--The board reviewed and considered the contractual advisory and administration fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the actual fee rate (the "Actual Management
Fee") paid by the Fund.

Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group").

In connection with its consideration of the Fund's management fees, the board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the Fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

The comparative Lipper information showed that the Fund's Contractual Management Fee and Actual Management Fee were in the fifth and third quintile, respectively, in its Expense Group (i.e., sixth and fourth, respectively, out of eight for the periods included in the Lipper report). In addition, the board also noted that the Fund's total expenses were in the second quintile in its Expense Group.

Taking all of the above into consideration, the board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Agreement.

ADVISOR PROFITABILITY--The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

ECONOMIES OF SCALE--The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited

--------------------------------------------------------------------------------
36

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund's Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM's explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

OTHER BENEFITS TO UBS GLOBAL AM--The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTORS

                                               Term of
                           Position(s)       Office+ and
     Name, Address,         Held with         Length of                 Principal Occupation(s)
        and Age               Fund           Time Served                  During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58    Director         Since 1996     Mrs. Alexander is retired. She was an
c/o UBS Global                                              executive vice president of UBS Financial
Asset Management                                            Services Inc. (from March 1984 to December
51 W 52nd Street                                            2002). She was chief executive officer
New York, NY 10019                                          (from January 1995 to October 2000),
                                                            a director (from January 1995 to September
                                                            2001) and chairman (from March 1999
                                                            to September 2001) of UBS Global AM
                                                            (formerly known as Mitchell Hutchins
                                                            Asset Management Inc.)

Meyer Feldberg+++; 63       Director         Since 1996     Professor Feldberg is Dean Emeritus and
Morgan Stanley                                              Sanford Bernstein Professor of Leadership
1585 Broadway                                               and Ethics at Columbia Business School,
33rd Floor                                                  although on a two year leave of absence.
New York, NY 10036                                          He is also a senior advisor to Morgan
                                                            Stanley (financial services) (since March
                                                            2005). Prior to July 2004, he was Dean
                                                            and Professor of Management of the
                                                            Graduate School of Business at Columbia
                                                            University (since 1989).

--------------------------------------------------------------------------------
38

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                    Number of
            Portfolios in Fund Complex                                  Other Directorships
               Overseen by Director                                       Held by Director
----------------------------------------------------------------------------------------------------------------
Mrs. Alexander is a director or trustee of 16          None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

Professor Feldberg is a director or trustee of         Professor Feldberg is also a director of Primedia Inc.
30 investment companies (consisting of                 (publishing), Federated Department Stores, Inc. (operator
47 portfolios) for which UBS Global AM or one          of department stores), Revlon, Inc. (cosmetics) and
of its affiliates serves as investment advisor,        SAPPI, Ltd. (producer of paper).
sub-advisor or manager.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS

                                               Term of
                            Position(s)      Office+ and
     Name, Address,          Held with        Length of               Principal Occupation(s)
        and Age                Fund          Time Served                During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70    Director             1996       Mr. Armstrong is chairman and principal
c/o Willkie Farr &          (Since 1996)                    of R.Q.A. Enterprises (management
Gallagher LLP               Chairman                        consulting firm) (since April 1991 and
787 Seventh Avenue          of the Board                    principal occupation since March 1995).
New York, NY 10019-6099     of Directors
                            (Since 2004)

David J. Beaubien; 71       Director             2001       Mr. Beaubien is retired (since 2003).
84 Doane Road                                               He was chairman of Yankee Environmental
Ware, MA 01082                                              Systems, Inc., a manufacturer of
                                                            meteorological measuring systems
                                                            (since 1991).

Richard R. Burt; 58         Director             1996       Mr. Burt is chairman of Diligence Inc.
1275 Pennsylvania Ave.,                                     (information and risk management
N.W. Washington, D.C.                                       firm) and IEP Advisors (international
20004                                                       investments and consulting firm).

William D. White; 72        Director             2001       Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

--------------------------------------------------------------------------------
40

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                    Number of
            Portfolios in Fund Complex                                   Other Directorships
               Overseen by Director                                        Held by Director
----------------------------------------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of 16           None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16            Mr. Beaubien is also a director of IEC Electronics, Inc.,
investment companies (consisting of 33 portfolios)     a manufacturer of electronic assemblies.
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Burt is a director or trustee of 16 investment     Mr. Burt is also a director of The Central European Fund,
companies (consisting of 33 portfolios) for which      Inc., The Germany Fund, Inc., The New Germany Fund, Inc.,
UBS Global AM or one of its affiliates serves as       IGT, Inc. (provides technology to gaming and wagering
investment advisor, sub-advisor or manager.            industry) and The Protective Group, Inc. (produces
                                                       armor products). He is also a director or trustee
                                                       of funds in the Scudder Mutual Funds Family (consisting
                                                       of 52 portfolios).

Mr. White is a director or trustee of 16 investment    None
companies (consisting of 33 portfolios) for which
UBS Global AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                Term of                   Principal Occupation(s)
                            Position(s)       Office+ and                  During Past 5 Years;
   Name, Address,            Held with         Length of            Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served            for which Person Serves as Officer
----------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40      Vice President          2005        Mr. Allessie is a director and deputy general
                          and Assistant                       counsel at UBS Global Asset Management (US)
                          Secretary                           Inc. ("UBS Global AM") and UBS Global Asset
                                                              Management (Americas) Inc. ("UBS Global
                                                              AM--Americas," and together with UBS
                                                              Global AM, collectively, "UBS Global AM--
                                                              Americas region") (since 2005). Prior to
                                                              joining UBS Global AM--Americas region,
                                                              he was senior vice president and general
                                                              counsel of Kenmar Advisory Corp. (from
                                                              2004 to 2005). Prior to that Mr. Allessie
                                                              was general counsel and secretary of GAM
                                                              USA Inc., GAM Investments, GAM Services,
                                                              GAM Funds, Inc. and the GAM Avalon Funds
                                                              (from 1999 to 2004). Such entities are
                                                              affiliates of UBS Global AM--Americas
                                                              region. Prior to joining GAM, Mr. Allessie was
                                                              regulatory officer to the State of New Jersey,
                                                              Department of Law and Public Safety, Bureau
                                                              of Securities (from 1993 to 1999). Mr. Allessie
                                                              is a vice president and assistant secretary of
                                                              20 investment companies (consisting of
                                                              86 portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-advisor
                                                              or manager.

W. Douglas Beck*; 38      President               2005        Mr. Beck is an executive director and head
                                                              of product development and management
                                                              for UBS Global AM--Americas region (since
                                                              2002). From March 1998 to November 2002,
                                                              he held various positions at Merrill Lynch, the
                                                              most recent being first vice president and
                                                              co-manager of the managed solutions group.
                                                              Mr. Beck is president of 20 investment
                                                              companies (consisting of 86 portfolios) for
                                                              which UBS Global AM--Americas region
                                                              or one of its affiliates serves as investment
                                                              advisor, sub-advisor or manager, and was
                                                              vice president of such investment companies
                                                              from 2003 to 2005.

--------------------------------------------------------------------------------
42

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                   Principal Occupation(s)
                            Position(s)       Office+ and                  During Past 5 Years;
   Name, Address,            Held with         Length of            Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served            for which Person Serves as Officer
----------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 39       Vice President          2000        Mr. Disbrow is a director, head of retail mutual
                          (Since 2000)                        fund operations and co-head of the mutual
                          and Treasurer                       fund finance department of UBS Global AM--
                          (Since 2004)                        Americas region. Mr. Disbrow is a vice
                                                              president and treasurer of 16 investment
                                                              companies (consisting of 33 portfolios) and
                                                              vice president and assistant treasurer of four
                                                              investment companies (consisting of 53
                                                              portfolios) for which UBS Global AM or one
                                                              of its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Mark F. Kemper**; 47      Vice President          2004        Mr. Kemper is general counsel of UBS Global
                          and Secretary                       AM--Americas region (since July 2004).
                                                              Mr. Kemper also is an executive director of
                                                              UBS Global AM--Americas region. He was
                                                              deputy general counsel of UBS Global
                                                              AM--Americas from July 2001 to July 2004.
                                                              He has been secretary of UBS Global AM--
                                                              Americas since 1999 and assistant secretary
                                                              of UBS Global Asset Management Trust
                                                              Company since 1993. Mr. Kemper is secretary
                                                              of UBS Global AM--Americas region
                                                              (since 2004). Mr. Kemper is vice president
                                                              and secretary of 20 investment companies
                                                              (consisting of 86 portfolios) for which UBS
                                                              Global AM--Americas region or one of its
                                                              affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Joanne M. Kilkeary*; 37   Vice President          2004        Ms. Kilkeary is an associate director (since 2000)
                          and Assistant                       and a senior manager (since 2004) of the
                          Treasurer                           mutual fund finance department of UBS
                                                              Global AM--Americas region. Ms. Kilkeary is
                                                              a vice president and assistant treasurer of
                                                              16 investment companies (consisting of
                                                              33 portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                   Principal Occupation(s)
                            Position(s)       Office+ and                  During Past 5 Years;
   Name, Address,            Held with         Length of            Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served            for which Person Serves as Officer
----------------------------------------------------------------------------------------------------------------
Tammie Lee*; 34           Vice President          2005        Ms. Lee is a director and associate general
                          and Assistant                       counsel of UBS Global AM--Americas region
                          Secretary                           (since November 2005). Prior to joining UBS
                                                              Global AM--Americas region, she was vice
                                                              president and counsel at Deutsche Asset
                                                              Management/Scudder Investments from April
                                                              2003 to October 2005. Prior to that she
                                                              was assistant vice president and counsel at
                                                              Deutsche Asset Management/Scudder
                                                              Investments from July 2000 to March 2003.
                                                              Prior to joining Deutsche Asset Management/
                                                              Scudder Investments, she was assistant
                                                              counsel at First Investors Corporation from
                                                              August 1996 to June 2000. Ms. Lee is a vice
                                                              president and assistant secretary of 20
                                                              investment companies (consisting of 86
                                                              portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-advisor
                                                              or manager.

Joseph T. Malone*; 38     Vice President          2004        Mr. Malone is a director and co-head of the
                          and Assistant                       mutual fund finance department of UBS
                          Treasurer                           Global AM--Americas region. From August
                                                              2000 through June 2001, he was the
                                                              controller at AEA Investors Inc. Mr. Malone
                                                              is vice president and assistant treasurer of
                                                              16 investment companies (consisting of 33
                                                              portfolios) and vice president, treasurer and
                                                              principal accounting officer of four investment
                                                              companies (consisting of 53 portfolios) for
                                                              which UBS Global AM--Americas region or
                                                              one of its affiliates serves as investment
                                                              advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
44

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                    Principal Occupation(s)
                            Position(s)       Office+ and                   During Past 5 Years;
   Name, Address,            Held with         Length of             Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served             for which Person Serves as Officer
----------------------------------------------------------------------------------------------------------------
Joseph McGill*; 43        Vice President          2004        Mr. McGill is an executive director and
                          and Chief                           chief compliance officer at UBS Global AM--
                          Compliance                          Americas region (since 2003). Prior to joining
                          Officer                             UBS Global AM he was assistant general
                                                              counsel, J.P. Morgan Investment Management
                                                              (from 1999-2003). Mr. McGill is a vice
                                                              president and chief compliance officer of
                                                              20 investment companies (consisting of
                                                              86 portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or manager.

John Penicook**; 47       Vice President          2002        Mr. Penicook is a managing director and
                                                              global head of fixed income of UBS Global
                                                              AM--Americas region. Mr. Penicook is a
                                                              vice president of three investment companies
                                                              (consisting of three portfolios) for which
                                                              UBS Global AM--Americas region or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Eric Sanders*; 40         Vice President          2005        Mr. Sanders is a director and associate general
                          and Assistant                       counsel of UBS Global AM--Americas region
                          Secretary                           (since July 2005). From 1996 until June 2005,
                                                              he held various positions at Fred Alger &
                                                              Company, Incorporated, the most recent
                                                              being assistant vice president and associate
                                                              general counsel. Mr. Sanders is a vice
                                                              president and assistant secretary of 20
                                                              investment companies (consisting of 86
                                                              portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-advisor
                                                              or manager.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                Term of                    Principal Occupation(s)
                            Position(s)       Office+ and                   During Past 5 Years;
   Name, Address,            Held with         Length of             Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served             for which Person Serves as Officer
----------------------------------------------------------------------------------------------------------------
Uwe Schillhorn**; 41      Vice President          2004        Mr. Schillhorn is an executive director, and
                                                              head of emerging markets debt (since 2004)
                                                              of UBS Global AM--Americas region.
                                                              Mr. Schillhorn is a vice president of two
                                                              investment companies (consisting of two
                                                              portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

Keith A. Weller*; 44      Vice President          1995        Mr. Weller is an executive director and senior
                          and Assistant                       associate general counsel of UBS Global
                          Secretary                           AM--Americas region. Mr. Weller is a
                                                              vice president and assistant secretary of 20
                                                              investment companies (consisting of 86
                                                              portfolios) for which UBS Global AM--
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-advisor
                                                              or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

+ Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each Director who has attained the age of seventy-two
    (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

++ Mrs. Alexander is deemed an "interested person" of the fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.

+++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

--------------------------------------------------------------------------------
46

STRATEGIC GLOBAL INCOME FUND, INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Strategic Global Income Fund, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it filed a certification with the NYSE on March 30, 2005 stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

--------------------------------------------------------------------------------

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------
48

DIRECTORS

Richard Q. Armstrong
Chairman

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

William D. White

PRINCIPAL OFFICERS

W. Douglas Beck                                   John Penicook
President                                         Vice President

Mark F. Kemper                                    Uwe Schillhorn
Vice President and Secretary                      Vice President

Thomas Disbrow
Vice President and Treasurer

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(C) 2006 UBS Global Asset Management (US) Inc.
    All rights reserved.

[LOGO OF UBS] UBS                                           ---------------
                                                              FIRST CLASS
                                                                PRESORT
              UBS GLOBAL ASSET MANAGEMENT (US) INC.           U.S. POSTAGE
              51 West 52nd Street                                 PAID
              New York, New York 10019-6114                  COMPUTERSHARE
                                                            ---------------
                                                        Return Service Requested

ITEM 2.  CODE OF ETHICS.
------------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
------------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
------------------------------------------------

         (a) Audit Fees:
             -----------
             For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $51,400 and $47,300, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b) Audit-Related Fees:
             -------------------
             In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,712 and $3,500, respectively.

             Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements, and (2) review of the consolidated 2004 and 2003 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract reviews.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c) Tax Fees:
             ---------

             In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,980 and $11,300, respectively.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d) All Other Fees:
             ---------------
             In each of the fiscal years ended November 30, 2005 and November 30, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e) (1) Audit Committee Pre-Approval Policies and Procedures:
                 -----------------------------------------------------
                 The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                   The [audit] Committee shall:

                   ...

                   2. Pre-approve (a) all audit and permissible non-audit
                      services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                      ---------------

                        (1) The Committee will not approve non-audit services
                            that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                            (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                   Audit-Related Fees:
                   -------------------

                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   Tax Fees:
                   ---------
                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   All Other Fees:
                   ---------------
                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended November 30, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by E&Y of $980,354 and $1,961,232, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                            2005          2004
                                            ----          ----
Covered Services                          $ 15,692     $   14,800
Non-Covered Services                       964,662      1,946,432

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
-----------------------------------------------

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt, and Mr. White.

ITEM 6.  SCHEDULE OF INVESTMENTS
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
--------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

         (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed February 5, 2004 (Accession Number:
                 0001206774-04-000032) (SEC File No. 811-06475).

         (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

         (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

         (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:      /s/ W. Douglas Beck
         -------------------
         W. Douglas Beck
         President

Date:    January 17, 2006
         ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ W. Douglas Beck
         -------------------
         W. Douglas Beck
         President

Date:    January 17, 2006
         ----------------

By:      /s/ Thomas Disbrow
         ------------------
         Thomas Disbrow
         Vice President and Treasurer

Date:    January 17, 2006
         ----------------